SUPPLEMENT TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUNDS
For
Wells Fargo Advantage Global Opportunities Fund
(the "Fund")

Effective immediately, James M. Tringas, CFA is the sole portfolio manager of the Fund.  The prospectuses and Statement of Additional Information of the Fund are supplemented to remove references to Francis X. Claró, CFA.

March 6, 2012	IER032/P301SP (03/12)